ING SERIES FUND, INC.

                              ARTICLES OF AMENDMENT

      ING SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Corporation desires to, and does hereby, amend its charter (the "Charter") as currently in effect.

      SECOND: The following Series is hereby dissolved: ING Classic Principal Protection Fund IV.

      THIRD: The Sixth provision of the Charter is hereby deleted and replaced in its entirety by the following:

            Sixth: Of the 16,000,000,000 Shares which the Corporation has authority to issue, 14,000,000,000 Shares have been and are hereby designated and classified into the following series (each a "Series") and classes of series (each a "Class"):

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                                              Name of Class       Number of
             Name of Series                     of Series     Shares Allocated
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ING Aeltus Money Market Fund                     Class A        1,000,000,000
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                                                 Class B        1,000,000,000
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                                                 Class C        1,000,000,000
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                                                 Class I        1,000,000,000
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                                                 Class O        1,000,000,000
--------------------------------------------------------------------------------
ING Balanced Fund                                Class A          100,000,000
--------------------------------------------------------------------------------
                                                 Class B          100,000,000
--------------------------------------------------------------------------------
                                                 Class C          100,000,000
--------------------------------------------------------------------------------
                                                 Class I          100,000,000
--------------------------------------------------------------------------------
                                                 Class O          100,000,000
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                                              Name of Class       Number of
             Name of Series                     of Series     Shares Allocated
--------------------------------------------------------------------------------
ING Classic Index Plus Fund                      Class A          100,000,000
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                                                 Class B          100,000,000
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ING Equity Income Fund                           Class A          100,000,000
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                                                 Class B          100,000,000
--------------------------------------------------------------------------------
                                                 Class C          100,000,000
--------------------------------------------------------------------------------
                                                 Class I          100,000,000
--------------------------------------------------------------------------------
                                                 Class O          100,000,000
--------------------------------------------------------------------------------
ING Global Science and Technology Fund           Class A          100,000,000
--------------------------------------------------------------------------------
                                                 Class B          100,000,000
--------------------------------------------------------------------------------
                                                 Class C          100,000,000
--------------------------------------------------------------------------------
                                                 Class I          100,000,000
--------------------------------------------------------------------------------
                                                 Class O          100,000,000
--------------------------------------------------------------------------------
ING Government Fund                              Class A          100,000,000
--------------------------------------------------------------------------------
                                                 Class B          100,000,000
--------------------------------------------------------------------------------
                                                 Class C          100,000,000
--------------------------------------------------------------------------------
                                                 Class I          100,000,000
--------------------------------------------------------------------------------
                                                 Class O          100,000,000
--------------------------------------------------------------------------------
ING Growth Fund                                  Class A          100,000,000
--------------------------------------------------------------------------------
                                                 Class B          100,000,000
--------------------------------------------------------------------------------
                                                 Class C          100,000,000
--------------------------------------------------------------------------------
                                                 Class I          100,000,000
--------------------------------------------------------------------------------
                                                 Class O          100,000,000
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                                              Name of Class       Number of
             Name of Series                     of Series     Shares Allocated
--------------------------------------------------------------------------------
ING Index Plus LargeCap Fund                     Class A          100,000,000
--------------------------------------------------------------------------------
                                                 Class B          100,000,000
--------------------------------------------------------------------------------
                                                 Class C          100,000,000
--------------------------------------------------------------------------------
                                                 Class I          100,000,000
--------------------------------------------------------------------------------
                                                 Class O          100,000,000
--------------------------------------------------------------------------------
                                                 Class R          100,000,000
--------------------------------------------------------------------------------
ING Index Plus MidCap Fund                       Class A          100,000,000
--------------------------------------------------------------------------------
                                                 Class B          100,000,000
--------------------------------------------------------------------------------
                                                 Class C          100,000,000
--------------------------------------------------------------------------------
                                                 Class I          100,000,000
--------------------------------------------------------------------------------
                                                 Class O          100,000,000
--------------------------------------------------------------------------------
                                                 Class R          100,000,000
--------------------------------------------------------------------------------
ING Index Plus SmallCap Fund                     Class A          100,000,000
--------------------------------------------------------------------------------
                                                 Class B          100,000,000
--------------------------------------------------------------------------------
                                                 Class C          100,000,000
--------------------------------------------------------------------------------
                                                 Class I          100,000,000
--------------------------------------------------------------------------------
                                                 Class O          100,000,000
--------------------------------------------------------------------------------
                                                 Class R          100,000,000
--------------------------------------------------------------------------------
ING International Growth Fund                    Class A          200,000,000
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                                                 Class B          200,000,000
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                                                 Class C          200,000,000
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                                                 Class I          200,000,000
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                                              Name of Class       Number of
             Name of Series                     of Series     Shares Allocated
--------------------------------------------------------------------------------
                                                 Class O          200,000,000
--------------------------------------------------------------------------------
ING Small Company Fund                           Class A          100,000,000
--------------------------------------------------------------------------------
                                                 Class B          100,000,000
--------------------------------------------------------------------------------
                                                 Class C          100,000,000
--------------------------------------------------------------------------------
                                                 Class I          100,000,000
--------------------------------------------------------------------------------
                                                 Class O          100,000,000
--------------------------------------------------------------------------------
ING Strategic Allocation Balanced Fund           Class A          100,000,000
--------------------------------------------------------------------------------
                                                 Class B          100,000,000
--------------------------------------------------------------------------------
                                                 Class C          100,000,000
--------------------------------------------------------------------------------
                                                 Class I          100,000,000
--------------------------------------------------------------------------------
                                                 Class O          100,000,000
--------------------------------------------------------------------------------
ING Strategic Allocation Growth Fund             Class A          100,000,000
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                                                 Class B          100,000,000
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                                                 Class C          100,000,000
--------------------------------------------------------------------------------
                                                 Class I          100,000,000
--------------------------------------------------------------------------------
                                                 Class O          100,000,000
--------------------------------------------------------------------------------
ING Strategic Allocation Income Fund             Class A          100,000,000
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                                                 Class B          100,000,000
--------------------------------------------------------------------------------
                                                 Class C          100,000,000
--------------------------------------------------------------------------------
                                                 Class I          100,000,000
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                                                 Class O          100,000,000
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                                              Name of Class       Number of
             Name of Series                     of Series     Shares Allocated
--------------------------------------------------------------------------------
ING Value Opportunity Fund                       Class A          100,000,000
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                                                 Class B          100,000,000
--------------------------------------------------------------------------------
                                                 Class C          100,000,000
--------------------------------------------------------------------------------
                                                 Class I          100,000,000
--------------------------------------------------------------------------------
                                                 Class O          100,000,000
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Brokerage Cash Reserves                                         1,000,000,000
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      FOURTH: The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and is limited to changes expressly permitted by ss. 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

      FIFTH: The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

      The undersigned Senior Vice President acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

      IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Senior Vice President and witnessed by its Assistant Secretary on this 31st day of January 31, 2006.

WITNESS:                                  ING Series Fund, Inc.


/s/ Huey P. Falgout, Jr.                  /s/ Robert S. Naka
----------------------------              -----------------------------
Name: Huey P. Falgout, Jr.                Name: Robert S. Naka
Title: Assistant Secretary                Title: Senior Vice President


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